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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2002

MEDICSIGHT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26886 (Commission File Number)	13-4148725 (I.R.S. Employer Identification No.)
46 Berkeley Square, London, W1J 5AT, United Kingdom

(Address of Principal Executive Offices)		(Zip Code)
011-44 20 7598-4070

(Registrant's Telephone Number, Including Area Code)
HTTP Technology, Inc.

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On October 28, 2002, the Company amended its Certificate of Incorporation to change its corporate name to Medicsight, Inc. This amendment was approved by a majority of the shareholders of the Company. An Information Statement setting forth the details of the amendment was distributed to shareholders on October 7, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  3
  Composite Certificate of Incorporation, as amended and currently in effect.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.
By:	/s/ STEFAN ALLESCH-TAYLOR Stefan Allesch-Taylor Chairman and Chief Executive Officer

Date: October 28, 2002

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE